Putnam
High Yield
Advantage
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During the stock market's ongoing volatility, higher-rated bonds clearly have been major beneficiaries of investors' flight to safety. However, the lower-rated higher-yielding securities in which Putnam High Yield Advantage Fund invests faced quite a different environment, battling the negative effects of the stock market's instability and high default rates throughout most of the fiscal year that ended on November 30, 2002. Despite this challenging environment, however, high-yield bonds outperformed equities by a significant margin, proving their value in a diversified investment program.

Your fund sustained a loss for the period, but outperformed the average for its Lipper category. The fund underperformed its benchmark index, primarily because of differences in composition between the two. In addition, the decline in interest rates over the past several years necessitated reductions in the fund's dividend. The fund's management team provides a discussion of performance during fiscal 2002 on the following pages, along with their view of prospects for the months ahead.

As the fund begins fiscal 2003, the economic recovery continues to exhibit signs that it is alive, if not as robust as some investors might desire. Productivity continues to improve, interest rates remain low, and inflation is still virtually nonexistent. In the final months of the period, investors began to recognize these attributes and respond accordingly. As investor psychology turns more positive, high-yield bonds should benefit.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income
High-Yield Team

Throughout the course of Putnam High Yield Advantage Fund's fiscal year, the high-yield market was affected by changes in the economic outlook, concerns over terrorist threats, and a wave of corporate scandals. In addition, the market continued to be plagued by high-profile defaults and credit problems among several issuers. For much of the period, your fund was defensively positioned. The management team kept the portfolio well diversified, while the high-yield research team added value in a difficult credit environment by carefully monitoring individual holdings and scrutinizing new issues that came to market. Although the fund did have a modest loss at net asset value for the period, its performance was ahead of its Lipper category average. The fund slightly underperformed its benchmark, the CSFB High Yield Index, because it tends to own bonds issued by larger, better-known companies, whereas the index has many more bonds issued by smaller companies. Although these smaller-company bonds outperformed larger-company bonds over the fiscal year, we typically do not purchase these types of securities for the fund because many are illiquid (cannot be easily sold) and therefore may present increased risk. For more performance details, see page 8.

Total return for 12 months ended 11/30/02

        Class A           Class B            Class M
      NAV     POP        NAV   CDSC        NAV     POP
-----------------------------------------------------------------------
    -0.93%  -5.62%     -1.71% -6.14%     -1.15%  -4.42%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* YEAR PROVED VOLATILE FOR HIGH-YIELD BONDS

During the first six weeks of the period, through the end of calendar 2001, the high-yield market was in the midst of a rally that had begun in October 2001. This rally followed a dramatic sell-off that had occurred in the weeks after September 11. However, by mid January 2002, the full details of the Enron scandal were revealed and took hold of the financial markets, and both equity and high-yield bond prices declined as a result. In addition, K-Mart filed for bankruptcy in January, which further depressed prices in the high-yield market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Capital goods          8.1%

Health care            7.6%

Gaming and
lottery                6.4%

Energy                 6.3%

Communications
services               5.8%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

Beginning in March, high-yield investors turned more positive, as stronger economic growth and rising equity prices bolstered their confidence. The market rose through March and April, but then began declining after evidence of fraud arose at Adelphia, a large cable company. This event was significant for the high-yield market because Adelphia was a large issuer, having just issued bonds in January, and the allegations of corporate malfeasance were so severe. The fund owned some Adelphia bonds, and the scandal's effect on these holdings detracted from performance.

The market hit a peak in early May 2002 and then began to decline, primarily as a result of fallout from the Adelphia scandal. In June, the WorldCom and Tyco accounting scandals became publicly known. These events were also extremely detrimental for the capital markets in general, as the revelations contributed to a loss of investor confidence. The scandals contributed to declining equity prices, which, along with reports of significant economic weakening, kept the high-yield market in a decline through the middle of October. In response, investors flocked to high-quality investments, such as U.S. Treasuries. The yield on the 10-year U.S. Treasury bond fell to near-record lows of approximately 3.60% by the end of September -- a level not seen since the 1950s. Finally, default rates, which are measured by the number of companies failing to meet payment obligations for their bonds, peaked in January 2002, according to Moody's. However, this default rate remained elevated for much of the year, and has just begun to show more meaningful improvement.

* THE FUND'S DEFENSIVE STRATEGY WAS ON TARGET

At the beginning of the period, the fund performed well because we had bought several bonds for the portfolio in October 2001, when we believed prices for high-yield bonds were extremely attractive. Consequently, the fund benefited from the market's rally at the end of that year. In early 2002, we wondered how strong the recovery would be and were concerned about the effect that the corporate scandals and geopolitical turmoil would have on the high-yield market. We were also concerned about the continued high level of defaults in the market. As a result, we maintained a defensive strategy, keeping the portfolio well diversified across a wide range of industry sectors and individual holdings. Moreover, our staff of research analysts helped the fund avoid a number of potential credit problems involving individual holdings. A good example was Land-O-Lakes, which came out as a new issue in December 2001. We felt the company carried too much commodity risk to own at the issuing price of par ($100). However, after the bonds had declined by more than 50%, we felt that they had become an attractive opportunity and acquired them for the fund.

Fund Profile

Putnam High Yield Advantage Fund seeks high current income through a diversified high-yield bond portfolio that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to take on the added risks involved with investing in below-investment-grade bonds.

In September, our view on the high-yield market became more positive. While we believed that third quarter earnings would be lackluster, we thought that the market was poised for a rally that would occur after third quarter earnings were released in mid-October. This view was based on the attractive valuations in the market, the prospects for an easing by the Fed, and the fact that November has historically marked a seasonally strong period for the high-yield market. As such, we began to position the fund slightly more aggressively to better capture a rallying market. In fact, the high-yield market bottomed on October 10 and posted a total return of over 6% from that date through the end of November.

* SECTOR AND SECURITY SELECTION ALSO HELPED RELATIVE PERFORMANCE

While we did not significantly overweight specific sectors during the period, many of the sectors in which the fund was invested made positive contributions to performance. Examples include television broadcasting, which has benefited from increased advertising expenditures, and gaming and lodging, which has benefited from people taking vacations closer to home and within the United States. We have remained underweighted in technology, which continues to struggle from a reluctance of corporations to increase capital spending.

In the wireless industry, the fund owns Nextel, one of the largest holdings in the fund and a strong performer. Nextel stands out in its industry for a number of reasons. The company offers a service that allows customers to reach each other with a push-to-talk feature (similar to a walkie-talkie), in addition to traditional cellular transmission. These "flexible calling groups" are convenient and highly popular for a variety of uses, including construction, limousines, trucking, sales management, and emergency services (which have increased significantly after 9/11). The company is planning to expand the service nationwide and, after that, globally. We believe that Nextel is well managed and were pleased to see that the firm recently retired $2 billion in debt and preferred stock.

* DIVIDEND CUTS REFLECT DECLINE IN MARKET YIELDS OVER PAST SEVERAL YEARS

As a result of lower interest rates available in the marketplace, your fund's managers reduced the fund's dividend three times during the fiscal year -- in December 2001, April 2002, and after the end of the fiscal year in mid December 2002. Yields on bonds in all fixed-income sectors have been declining for the past several years, due to slowing economic growth, Federal Reserve interest-rate cuts, and strong inflows of funds into fixed-income securities, which have pushed bond prices up and yields down. (In the high-yield market, prices have also fallen because of high default levels and credit stress among issuers.) Despite these dividend reductions, your fund's distribution rate remains in line with other mutual funds that invest in high-yield bonds and well above those found in other fixed-income sectors.

* OUTLOOK REMAINS POSITIVE DESPITE  SHORT-TERM CAVEATS

While high-yield bonds have underperformed other bond sectors year-to-date, this sector has historically outperformed equities during other periods. We remain confident in the potential of high-yield bonds for 2003 due to a number of positive trends: yield spreads relative to Treasuries are wide; default rates, having peaked earlier in the year, are improving; and demand for these bonds is growing. Yields are high -- often exceeding 10% -- and there is potential for price appreciation. We believe that overall credit quality is improving as well, as companies are working to improve their balance sheets. Also, many large companies have entered the high-yield universe, having been recently downgraded from investment-grade status. Many of these "fallen angels" have strong cash flows and manageable amounts of debt and offer attractive yields relative to their credit-risk profile. We believe the economy is growing, and we do not expect a double-dip recession in 2003. Finally, we have seen an increase in demand, in part due to the fact that other fixed-income alternatives offer much lower yields. In October, with the rally in the stock market and a decline in Treasury performance, high-yield bonds outperformed Treasuries. These trends characterize an environment in which high-yield bonds have the potential to outperform other bond sectors.


[GRAPHIC OMITTED: TOP 10 BOND HOLDINGS]

TOP 10 BOND HOLDINGS

Echostar DBS Corp.
Senior notes, 10.375%, 2007
Broadcasting

Tyco International Group SA
Company guaranty, 6.375%, 2006
(Luxembourg)
Conglomerates

Sealy Mattress Co. 144A
Senior notes, zero %, 2008
Consumer goods

York Power Funding 144A
Notes, 12%, 2007
Utilities & power

Russia (Federation of)
Unsubordinated stepped coupon 5%
(7.5%, 3/31/07), 2030
Foreign government

Host Marriott LP
Senior notes, series E, 8.375%, 2006
Lodging/tourism

Alabama River Newsprint
Bank term lone FRN 3.799%, 2002
Forest products and packaging

Felcor Lodging LP
Company guaranty, 9.5%, 2008
Lodging/tourism

Affinity Group Holdings
Senior notes, 11%, 2007
Publishing

Pennisula Gaming, LLC
Company guaranty, 12.25%, 2006
Gaming and lottery

Footnote reads:
These holdings represent 6.5% of the fund's net assets as of 11/30/02. Portfolio holdings will vary over time.


There are, of course, risks, which may affect high-yield bond performance in the short-term. Default rates remain elevated, despite improvement, and geopolitical turmoil, including the possibility of war with Iraq, could also have a negative effect on the market. Moreover, companies remain reluctant to increase capital spending, and until they do so, the economy's growth will probably remain slow to moderate. As always, we will keep a close eye on market and economic developments, keep the fund diversified across various sectors, and make adjustments as events and conditions warrant.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk. The fund is closed to new investors.

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of this team are Stephen Peacher (Portfolio Leader), Norm
Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, and Joseph Towell.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A           Class B           Class M
(inception dates)   (3/25/86)         (5/16/94)         (12/1/94)
                   NAV     POP       NAV    CDSC       NAV     POP
------------------------------------------------------------------------------
1 year           -0.93%  -5.62%    -1.71%  -6.14%    -1.15%  -4.42%
------------------------------------------------------------------------------
5 years          -9.96  -14.26    -13.55  -14.58    -10.72  -13.59
Annual average   -2.08   -3.03     -2.87   -3.10     -2.24   -2.88
------------------------------------------------------------------------------
10 years         53.64   46.29     40.90   40.90     50.41   45.51
Annual average    4.39    3.88      3.49    3.49      4.17    3.82
------------------------------------------------------------------------------
Annual average
(life of fund)    6.69    6.38      5.75    5.75      6.38    6.17
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                           CSFB High Yield         Consumer
                               Index              price index
------------------------------------------------------------------------------
1 year                         1.93%                 2.25%
------------------------------------------------------------------------------
5 years                        7.07                 12.24
Annual average                 1.38                  2.34
------------------------------------------------------------------------------
10 years                      87.80                 27.73
Annual average                 6.51                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                 8.28                  3.10
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 377 funds in the Lipper High Current Yield Funds category over the 12 months ended 11/30/02 was -2.88%. Over the 5- and 10-year periods ended 11/30/02, annualized returns for the category were -1.45% and 4.56%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/92

             Fund's class A       CSFB High Yield        Consumer price
Date          shares at POP            Index                 index

11/30/92          9,425               10,000                10,000
11/30/93         11,413               11,876                10,274
11/30/94         11,021               11,783                10,542
11/30/95         12,874               13,803                10,816
11/30/96         14,339               15,414                11,168
11/30/97         16,246               17,539                11,379
11/30/98         15,047               17,843                11,548
11/30/99         15,482               18,166                11,851
11/30/00         14,136               17,084                12,259
11/30/01         14,766               18,425                12,491
11/30/02        $14,629              $18,780               $12,773

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,090 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $15,041 ($14,551 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                           12              12              12
------------------------------------------------------------------------------
Income                          $0.5789         $0.5392         $0.5676
------------------------------------------------------------------------------
Capital gains                      --              --              --
------------------------------------------------------------------------------
Return of
capital 1                       $0.0331         $0.0308         $0.0324
------------------------------------------------------------------------------
  Total                         $0.6120         $0.5700         $0.6000
------------------------------------------------------------------------------
Share value:                  NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
11/30/01                     $5.84   $6.13       $5.79       $5.85   $6.05
------------------------------------------------------------------------------
11/30/02                      5.17    5.43        5.12        5.18    5.35
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                       11.37%  10.83%      10.78%      11.12%  10.77%
------------------------------------------------------------------------------
Current
30-day SEC
yield 3                       9.18    8.73        8.42        8.81    8.63
------------------------------------------------------------------------------

1 See page 51.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A            Class B            Class M
(inception dates)   (3/25/86)          (5/16/94)          (12/1/94)
                   NAV     POP        NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
1 year           -0.58%  -5.32%     -1.35%  -5.79%     -0.80%  -3.94%
------------------------------------------------------------------------------
5 years         -10.65  -14.91     -14.22  -15.24     -11.41  -14.33
Annual average   -2.23   -3.18      -3.02   -3.25      -2.39   -3.04
------------------------------------------------------------------------------
10 years         52.80   45.60      40.04   40.04      49.55   44.66
Annual average    4.33    3.83       3.42    3.42       4.11    3.76
------------------------------------------------------------------------------
Annual average
(life of fund)    6.68    6.37       5.74    5.74       6.38    6.16
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG  LLP
Boston, Massachusetts
January 2, 2003



THE FUND'S PORTFOLIO
November 30, 2002

CORPORATE BONDS AND NOTES (86.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
         $2,231,250 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    5.339s, 2008 (acquired 8/1/01, cost $2,231,250) (RES)                                $2,233,109
          4,852,762 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                             485
          1,000,000 Lamar Advertising Co. 144A Structured Notes FRN 6.076s,
                    2006 (issued by COUNTS Trust, Series 2001-1)                                          1,007,500
          1,500,000 Lamar Advertising Co. 144A Structured Notes 9.84s, 2006
                    (issued by COUNTS Trust, series 2001-6)                                               1,518,750
                                                                                                      -------------
                                                                                                          4,759,844

Automotive (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,915,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        1,627,750
          3,730,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                        3,599,450
            765,000 Dana Corp. notes 10 1/8s, 2010                                                          784,125
          1,070,000 Dana Corp. notes 9s, 2011                                                             1,064,650
            490,000 Dana Corp. notes 7s, 2029                                                               357,700
          1,760,000 Dana Corp. notes 6 1/4s, 2004                                                         1,733,600
EUR         155,000 Dana Corp. sr. notes 9s, 2011                                                           142,601
           $565,000 Delco Remy International, Inc. company guaranty 11s, 2009                               282,500
            605,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           311,575
            470,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   380,700
          2,605,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                            2,683,150
          1,750,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                1,627,500
          2,622,000 Exide Corp. sr. notes 10s, 2005 (In default) (NON)                                      226,148
          1,200,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               180,000
            625,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                93,750
          2,585,000 Federal Mogul Corp. notes 7 3/8s, 2006 (In default) (NON)                               387,750
          1,040,000 Ford Motor Credit Corp. notes 7 7/8s, 2010                                            1,033,334
            840,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              801,133
            745,000 Ford Motor Credit Corp. notes 7 1/4s, 2011                                              702,395
            570,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006 (In default) (NON)                                                        285,000
          1,675,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       1,779,688
          2,520,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       2,620,800
EUR         450,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       454,284
         $2,790,000 Lear Corp. Structured Notes (issued by STEERS Credit
                    Linked Trust 2001) 8.46s, 2006                                                        2,873,700
            760,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                         543,400
                                                                                                      -------------
                                                                                                         26,576,683

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                601,350
          2,400,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          2,568,000
                                                                                                      -------------
                                                                                                          3,169,350

Broadcasting (4.4%)
-------------------------------------------------------------------------------------------------------------------
           $225,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                            $205,875
          4,845,000 Acme Television company guaranty 10 7/8s, 2004                                        4,881,338
          1,530,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                 1,656,225
          5,140,000 British Sky Broadcasting PLC company guaranty 6 7/8s,
                    2009 (United Kingdom)                                                                 5,268,500
          1,640,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                                 639,600
            470,000 Chancellor Media Corp. company guaranty 8s, 2008                                        505,250
         12,449,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                 248,980
         12,890,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                           13,470,050
          1,730,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             1,781,900
          5,340,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             5,446,800
            425,000 Emmis Communications Corp. bank term loan FRN Ser. C,
                    4.244s, 2009 (acquired 6/20/02, cost $425,000) (RES)                                    425,354
            550,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                        573,375
          1,492,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                 1,208,520
          1,075,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 882,844
          2,667,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                2,053,590
          2,520,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,940,400
            290,000 Knology Holdings, Inc. sr. disc. notes 11 7/8s, 2007                                    113,100
              1,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                                 1,018
            550,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        563,750
            389,000 LIN Television Corp. company guaranty 8s, 2008                                          412,340
            150,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                              67,500
          1,615,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               759,050
          9,068,539 Quorum Broadcast Holdings, LLC notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                     5,500,976
          1,657,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             314,830
            600,000 Sinclair Broadcast Group, Inc. bank term loan FRN Ser. B,
                    4.125s, 2010 (acquired 7/12/02, cost $600,000) (RES)                                    600,250
          3,225,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                1,290,000
          4,082,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   4,071,795
            510,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                          497,250
                                                                                                      -------------
                                                                                                         55,380,460

Building Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,365,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                         1,337,700
          2,560,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           1,382,400
          1,450,000 Building Materials Corp. company guaranty 8s, 2008                                    1,131,000
          3,721,000 Dayton Superior Corp. company guaranty 13s, 2009                                      3,051,220
          2,360,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           2,360,000
            240,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        238,800
          5,590,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                   1,285,700
          2,620,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                     602,600
                                                                                                      -------------
                                                                                                         11,389,420

Cable Television (1.7%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s,
                    2005 (In default) (NON)                                                                  15,200
            200,000 Adelphia Communications Corp. sr. notes 10 7/8s,
                    2010 (In default) (NON)                                                                  78,000
            155,000 Adelphia Communications Corp. sr. notes 9 3/8s,
                    2009 (In default) (NON)                                                                  61,225
          4,242,000 Adelphia Communications Corp. sr. notes 7 7/8s,
                    2009 (In default) (NON)                                                               1,611,960
          1,119,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007 (In default) (NON)                                                         425,220
            595,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s,
                    2008 (In default) (NON)                                                                 229,075
          1,211,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s,
                    2009 (In default) (NON)                                                                 466,235
            234,062 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON)                                                               23
          2,290,000 Century Cable Holdings bank term loan FRN 6 1/4s, 2009
                    (acquired various dates from 5/20/02 to 5/22/02,
                    cost $2,017,175) (RES)                                                                1,594,413
          1,475,343 Charter Communications Holdings, LLC bank term loan
                    FRN Ser. B, 4.58s, 2008 (acquired 3/16/99, cost $1,475,343) (RES)                     1,245,558
          7,785,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                            2,218,725
          2,310,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                              762,300
          5,089,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 11 1/8s, 2011                                                               2,595,390
          3,321,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10 3/4s, 2009                                                               1,677,105
            340,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10s, 2009                                                                     168,300
          2,120,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 9 5/8s, 2009                                                                1,038,800
            855,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 5/8s, 2009                                                                  418,950
            380,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 1/4s, 2007                                                                  186,200
            880,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                               833,800
          1,340,000 Diamond Cable Communications PLC sr. disc. notes zero %,
                    2005 (United Kingdom) (In default) (NON)                                                127,300
          1,870,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                    925,650
          4,080,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006
                    (In default) (NON)                                                                      408,000
          7,800,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s,
                    2010 (In default) (NON)                                                                 819,000
          1,220,000 NTL, Inc. sr. notes Ser. B, 10s, 2007 (In default) (NON)                                122,000
          1,670,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010
                    (acquired various dates from 5/20/02 to 11/6/02,
                    cost $1,451,825) (RES)                                                                1,283,116
          1,840,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                    450,800
            420,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    105,000
            510,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          525,300
          6,120,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom) (In default) (NON)                                                   1,040,400
            180,000 TeleWest Communications PLC debs. 9 5/8s, 2006
                    (United Kingdom) (In default) (NON)                                                      30,600
            965,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s,
                    2010 (United Kingdom) (In default) (NON)                                                164,050
            385,000 TeleWest Communications PLC 144A sr. notes 11 1/4s,
                    2008 (United Kingdom) (In default) (NON)                                                 65,450
            600,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands) (In default) (NON)                                                         21,000
         14,980,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                          524,300
            510,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands) (In default) (NON)                                                         20,400
                                                                                                      -------------
                                                                                                         22,258,845

Capital Goods (8.1%)
-------------------------------------------------------------------------------------------------------------------
          1,030,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A,
                    6 3/4s, 2004 (acquired 9/12/02, cost $721,000) (RES)                                    618,000
            940,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s,
                    2009 (In default) (NON)                                                                 141,000
          2,882,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      2,795,540
          3,790,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    10s, 2009                                                                             3,827,900
          1,595,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 7/8s, 2008                                                                          1,634,875
          5,510,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 1/2s, 2008                                                                          5,620,200
            290,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                            288,550
            160,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            160,800
          1,000,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    7 3/8s, 2004                                                                          1,005,000
          5,555,000 Allied Waste North America, Inc. 144A company guaranty
                    9 1/4s, 2012                                                                          5,749,425
            810,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         781,650
          1,710,000 Amkor Technologies, Inc. Structured Notes (issued by STEERS
                    Credit Linked Trust 2000) 12.58s, 2005                                                1,265,400
          2,500,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                         1,650,000
            550,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   390,500
          6,640,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    4,714,400
             50,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                           40,000
          1,072,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  830,800
          5,710,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    4,425,250
          1,850,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                   1,988,750
          4,903,000 Blount, Inc. company guaranty 13s, 2009                                               3,064,375
          2,755,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     2,148,900
          1,090,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               1,001,274
            430,000 Cummins, Inc. debs. 7 1/8s, 2028                                                        357,381
          5,000,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                     2,000,000
          2,530,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        2,542,650
            464,623 Flowserve Corp. bank term loan FRN Ser. C, 4.707s,
                    2009 (acquired 4/30/02, cost $464,623) (RES)                                            458,484
          2,756,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        2,976,480
          1,250,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                   625,000
         16,462,890 Grove Investors, LLC notes 14 1/2s, 2010 (PIK)                                           82,314
            770,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                577,500
          2,250,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                  675,000
          2,300,000 IESI Corp. 144A sr. sub. notes 10 1/4s, 2012                                          2,254,000
          7,160,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                              143,200
            535,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                            331,700
          1,235,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 697,775
          2,220,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,325,450
          1,000,000 L-3 Communications Corp. Structured Notes Ser. 01-5,
                    8.82s, 2009 (Issued by COUNTS Trust)                                                  1,010,000
            390,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s,
                    2006 (Issued by Credit and Repackaged Securities, Ltd.)
                    (Cayman Islands)                                                                        425,958
          1,560,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                            682,500
            490,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            219,888
          3,545,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           1,604,113
          1,225,000 Manitowoc Company, Inc. (The) 144A sr. sub. notes
                    10 1/2s, 2012                                                                         1,274,000
          2,020,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,040,200
          4,180,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                3,762,000
          5,210,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    5,405,375
          2,245,000 Owens-Brockway Glass 144A sec. notes 8 3/4s, 2012                                     2,312,350
            200,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                   171,000
          1,290,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             1,251,300
          1,990,000 Pliant Corp. company guaranty 13s, 2010                                               1,791,000
            500,000 Pliant Corp. sr. sub. notes 13s, 2010                                                   450,000
          1,170,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                       1,210,950
          2,730,000 Roller Bearing Company of America company guaranty
                    Ser. B, 9 5/8s, 2007                                                                  2,566,200
          4,340,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               4,166,400
            750,000 Terex Corp. company guaranty 8 7/8s, 2008                                               708,750
          2,145,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    2,080,650
          1,812,890 Transportation Tech. bank term loan FRN Ser. B, 5.94s,
                    2007 (acquired 2/29/00, cost $1,812,890) (RES)                                        1,516,785
            580,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                         597,400
          1,740,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                         1,792,200
          1,771,398 United Defense Industries, Inc. bank term loan FRN Ser. B,
                    3.88s, 2009 (acquired 7/1/02, cost $1,771,398) (RES)                                  1,770,659
          4,380,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         4,464,880
                                                                                                      -------------
                                                                                                        103,464,081

Chemicals (5.2%)
-------------------------------------------------------------------------------------------------------------------
          3,805,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         4,014,275
            465,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                              506,850
          1,680,000 ARCO Chemical Co. debs. 9.8s, 2020                                                    1,453,200
          1,090,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                            921,050
          2,325,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               2,522,625
            750,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                675,000
          5,275,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                5,064,000
          1,180,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                    1,239,372
          3,975,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         4,392,375
          1,716,316 Huntsman Corp. bank term loan FRN Ser. A, 6.299s, 2007
                    (acquired various dates from 3/6/02 to 7/17/02,
                    cost $1,358,400) (RES)                                                                1,421,682
            823,334 Huntsman Corp. bank term loan FRN Ser. B, 7.813s,
                    2007 (acquired various dates from 3/6/02 to 7/17/02,
                    cost $651,638) (RES)                                                                    681,994
          4,775,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           4,237,813
          4,750,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    1,140,000
EUR       1,385,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                   1,115,792
         $1,495,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               1,661,319
          1,990,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               2,211,388
          4,710,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               4,839,525
            930,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                               981,150
            230,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                     231,150
          1,455,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,469,550
          1,605,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 1,621,050
          4,300,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    3,977,500
          2,130,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    2,087,400
          1,490,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 1,557,050
            990,000 Millenium America, Inc. company guaranty 7s, 2006                                       960,300
          1,570,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                   1,640,493
          2,110,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       2,278,800
          3,625,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          1,558,750
            476,488 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                  324,012
          1,838,829 Pioneer Companies, Inc. sec. FRN 5.298s, 2006                                         1,250,404
            760,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                136,800
            830,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s,
                    2008 (In default) (NON)                                                                 149,400
          5,100,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,774,000
          1,460,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                          1,138,800
          5,280,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s,
                    2008 (In default) (NON)                                                                  26,400
          1,890,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s,
                    2006 (In default) (NON)                                                               2,116,800
            170,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  102,000
            920,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          598,000
                                                                                                      -------------
                                                                                                         66,078,069

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,185,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                    1,238,325
          4,425,000 Coinmach Corp. sr. notes 9s, 2010                                                     4,646,250
          2,900,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s,
                    2006 (In default) (NON)                                                                 583,625
          1,390,000 United Rentals (North America), Inc. company guaranty
                    Ser. B, 10 3/4s, 2008                                                                 1,438,650
          1,940,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                 1,823,600
                                                                                                      -------------
                                                                                                          9,730,450

Communication Services (5.8%)
-------------------------------------------------------------------------------------------------------------------
          2,895,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          463,200
          2,840,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 1,079,200
          1,260,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   453,600
          5,833,000 Alamosa PCS Holdings, Inc. company guaranty
                    stepped-coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                  1,108,270
          4,900,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                   906,500
          3,010,000 American Tower, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2001)                                           2,272,550
            520,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                      2,600
            280,000 Arch Communications, Inc. sr. notes 13s, 2007 (In default) (NON)                          1,400
          2,330,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda) (In default) (NON)                                                            349,500
          2,861,215 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           57,224
          1,360,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (10 3/8s, 5/15/04), 2011 (STP)                                    887,400
          3,255,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               2,734,200
            705,000 Crown Castle International Corp. sr. notes 9s, 2011                                     574,575
         13,680,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                     13,680
            970,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              766,300
          5,705,000 Equinix, Inc. sr. notes 13s, 2007 (In default) (NON)                                    570,500
          7,840,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03),
                    2008 (In default) (NON) (STP)                                                           744,800
            681,634 Globix Corp. company guaranty 11s, 2008 (PIK)                                            53,713
          3,465,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                                 571,725
            550,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         90,750
          4,430,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                              221,500
          3,430,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           617,400
          2,215,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                        287,950
          1,110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           22,200
          1,020,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                     5,100
          3,830,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s,
                    2008 (In default) (NON)                                                                  19,150
          3,980,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada) (In default) (NON)                                                         79,600
            933,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                       373,200
          3,350,000 Nextel Communications, Inc. bank term loan FRN Ser. A,
                    2.688s, 2007 (acquired various dates from 10/30/02
                    to 11/14/02, cost $2,951,438) (RES)                                                   3,022,330
            440,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.95s, 2/15/03), 2008 (STP)                                                     405,900
          4,345,000 Nextel Communications, Inc. sr. disc. notes 9.75s, 2007                               4,106,025
          4,250,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       4,271,250
          3,695,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    3,408,638
            800,000 Nextel Communications, Inc. 144A sr. disc. notes 10.65s, 2007                           782,000
          3,350,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 2/1/04), 2009 (STP)                                                      2,412,000
          2,720,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         2,488,800
          2,220,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,909,200
          5,180,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s,
                    2005 (In default) (NON)                                                                 777,000
          4,580,000 PanAmSat Corp. 144A sr. notes 8 3/4s, 2012                                            4,465,500
          2,035,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                             1,414,325
          4,785,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                             2,942,775
          7,670,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                 4,793,750
            945,832 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s,
                    2010 (In default) (NON)                                                                  18,917
          2,995,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                2,575,700
            663,767 Rural Cellular Corp. bank term loan FRN Ser. B, 5.04s,
                    2008 (acquired 4/23/01, cost $646,509) (RES)                                            555,573
            699,990 Rural Cellular Corp. bank term loan FRN Ser. C, 5.29s,
                    2009 (acquired 4/23/01, cost $681,790) (RES)                                            585,891
            750,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                450,000
          2,590,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      1,385,650
            498,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       534,105
            565,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          519,800
          6,385,000 Telus Corp. notes 8s, 2011 (Canada)                                                   5,969,975
          1,790,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       948,700
          1,540,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        847,000
            240,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          213,600
          3,680,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                        3,201,600
          1,745,000 Triton PCS, Inc. company guaranty zero %, 2008                                        1,535,600
          1,590,000 TSI Telecommunication Services, Inc. company guaranty
                    Ser. B, 12 3/4s, 2009                                                                 1,272,000
          7,630,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       457,800
          3,930,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                   393,000
          2,900,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                          1,813
          1,710,000 Williams Communications Group, Inc. sr. notes 11 7/8s,
                    2010 (In default) (NON)                                                                 222,300
            750,000 Williams Communications Group, Inc. sr. notes 10.7s,
                    2007 (In default) (NON)                                                                  97,500
                                                                                                      -------------
                                                                                                         74,313,804

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
         10,520,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                     9,994,000
          2,155,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           1,928,725
                                                                                                      -------------
                                                                                                         11,922,725

Consumer Goods (2.7%)
-------------------------------------------------------------------------------------------------------------------
          2,695,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                2,917,338
          5,335,392 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          106,708
EUR       2,899,212 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        29,487
         $1,650,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,534,500
            160,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 147,200
          3,435,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                  2,988,450
            550,000 Jostens, Inc. bank term loan FRN Ser. C, 4.532s, 2009
                    (acquired 7/30/02, cost $550,000) (RES)                                                 549,542
          2,570,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            2,916,950
          3,445,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         3,445,000
          1,890,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  2,088,450
          1,900,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                95,000
          1,515,000 Revlon Consumer Products sr. notes 9s, 2006                                             984,750
          1,400,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         910,000
          7,045,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          5,706,450
            925,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  897,250
         11,529,034 Sealy Mattress Co. 144A sr. notes zero %, 2008                                        8,704,421
                                                                                                      -------------
                                                                                                         34,021,496

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,160,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                1,890,000
          1,335,000 Fleming Companies, Inc. company guaranty 9 7/8s, 2012                                   814,350
             90,000 Fleming Companies, Inc. company guaranty Ser. D, 10 5/8s, 2007                           62,100
          2,070,000 Fleming Companies, Inc. sr. notes 9 1/4s, 2010                                        1,769,850
                                                                                                      -------------
                                                                                                          4,536,300

Energy (6.3%)
-------------------------------------------------------------------------------------------------------------------
          4,460,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             4,638,400
          2,810,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       2,915,375
          4,575,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                     4,883,813
          1,440,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                 1,522,800
            595,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  624,750
          3,615,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               3,831,900
            370,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               382,950
          2,905,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           2,803,325
            375,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        341,250
            455,000 El Paso Energy Partners LP/El Paso Energy Partners Finance
                    Corp. 144A company guaranty 8 1/2s, 2011                                                414,050
          1,680,000 Encore Acquisition Co. 144A sr. sub. notes 8 3/8s, 2012                               1,772,400
          1,580,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        1,619,500
          1,370,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,452,200
          1,295,000 Forest Oil Corp. sr. notes 8s, 2008                                                   1,372,700
            870,000 Grant Prideco Escrow Corp. 144A sr. notes 9s, 2009                                      896,100
            935,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                984,088
          2,155,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            2,133,450
            970,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                             1,035,475
          2,020,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                        1,151,400
          3,120,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       3,291,600
          1,540,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                           1,647,800
          2,290,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                            2,290,000
            735,000 Petronas Capital, Ltd. 144A company guaranty 7 7/8s,
                    2022 (Malaysia)                                                                         764,400
          1,175,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                      1,248,438
          3,860,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           4,522,608
          1,085,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                           1,094,125
          1,475,000 Plains All American Pipeline LP/Plains All American Finance
                    Corp. 144A sr. notes 7 3/4s, 2012                                                     1,526,625
          2,360,000 Plans Exploration & Production Co. 144A sr. sub. notes
                    8 3/4s, 2012                                                                          2,466,200
          1,805,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,926,838
            270,000 Pride International, Inc. sr. notes 10s, 2009                                           294,300
          3,425,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 3,579,125
          1,475,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s,
                    2005 (In default) (NON)                                                                 162,250
            490,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        509,600
          2,390,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        2,485,600
          1,380,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         1,269,600
          1,960,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          1,862,000
          2,585,000 Tesoro Pete Corp. bank term loan FRN 7 1/2s, 2007
                    (acquired various dates from 11/4/02 to 11/14/02,
                    cost 2331,588) (RES)                                                                  2,368,506
          3,060,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                             2,754,000
          1,140,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,179,900
          3,330,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   3,479,850
            595,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     580,125
            460,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                  476,100
          3,475,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                      1,042,500
            745,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 789,700
          1,400,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                             1,459,500
                                                                                                      -------------
                                                                                                         79,847,216

Entertainment (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,555,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,531,675
          2,604,486 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s,
                    2005 (acquired various dates from 8/7/00 to 3/6/02,
                    cost $2,013,522) (RES)                                                                2,518,212
          3,810,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                3,781,425
          1,025,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 4/1/03), 2008 (STP)                                                               973,750
          6,695,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            6,494,150
          1,600,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        160
            335,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  319,925
          2,485,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                2,304,838
                                                                                                      -------------
                                                                                                         17,924,135

Financial (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,810,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               2,573,350
          1,650,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                1,633,500
          2,250,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,083,953
            270,686 Comdisco Holding Co., Inc./Comdisco, Inc. sec. notes Ser. B,
                    11s, 2005                                                                               266,626
            820,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    180,400
            820,000 Conseco, Inc. 144A company guaranty 8 3/4s, 2006 (In default) (NON)                     180,400
            440,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007                                       427,900
          4,320,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009                               4,449,600
          9,614,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 3,316,830
          3,730,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                4,140,416
          1,364,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                109,120
          1,720,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          1,806,000
          1,425,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)               99,750
            715,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  764,431
            690,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    531,300
          1,612,000 Ocwen Federal Bank sub. debs. 12s, 2005                                               1,612,000
             26,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                26,000
            685,000 Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                     669,457
          5,155,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       5,155,000
          2,795,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,116,425
          3,270,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   3,305,215
          1,610,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,574,292
          2,310,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        2,240,700
                                                                                                      -------------
                                                                                                         40,262,665

Food (1.9%)
-------------------------------------------------------------------------------------------------------------------
          5,130,000 Archibald Candy Corp. company guaranty 10 1/4s,
                    2004 (In default) (NON)                                                               2,513,700
          3,605,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,658,300
          1,535,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             706,100
            970,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                   989,400
          1,490,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         1,147,300
          1,005,000 Dole Food Co. notes 6 3/8s, 2005                                                        993,905
          3,365,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              2,288,200
          1,570,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                               898,825
          2,860,000 Premier International Foods PLC sr. notes 12s,
                    2009 (United Kingdom)                                                                 3,088,800
          4,510,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   3,653,100
         10,916,250 R.A.B. Holdings, Inc. sr. notes 6s, 2010                                              2,183,250
          3,420,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005 (In default) (NON)               1,710,000
            698,248 Suiza Foods Corp. bank term loan FRN Ser. B, 4.05s,
                    2008 (acquired 4/26/02, cost $703,048) (RES)                                            696,153
          5,835,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s,
                    2009 (In default) (NON)                                                                 991,950
                                                                                                      -------------
                                                                                                         23,518,983

Forest Products and Packaging (4.0%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            40,223
            440,000 Abitibi-Consolidated, Inc. bonds 8.55s, 2010 (Canada)                                   464,746
          6,866,559 Alabama River Newsprint bank term loan FRN 3.799s, 2002
                    (acquired various dates from 4/14/98 to 4/30/98,
                    cost $6,189,781) (RES)                                                                6,797,893
          4,090,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          4,376,300
          3,590,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              3,706,675
          2,845,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              2,745,425
            750,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                641,250
          1,115,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                              1,053,675
EUR         265,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                       269,499
         $2,355,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                            2,484,525
            785,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                         806,588
          3,790,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    4,074,250
          2,190,000 Potlatch Corp. company guaranty 10s, 2011                                             2,398,050
          6,310,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                          6,436,200
            385,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                            403,288
          2,465,000 Smurfit-Stone Container Corp. 144A sr. notes 8 1/4s, 2012                             2,551,275
          1,863,462 Stone Container Corp. bank term loan FRN Ser. B, 4.273s,
                    2009 (acquired 7/19/02, cost $1,863,462) (RES)                                        1,830,270
            686,538 Stone Container Corp. bank term loan FRN Ser. C, 4.205s,
                    2009 (acquired 7/19/02, cost $686,538) (RES)                                            674,810
            468,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            506,610
          2,360,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                          2,472,100
          3,510,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                         3,738,150
            220,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          227,700
          1,330,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                        1,373,225
            980,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                          977,550
                                                                                                      -------------
                                                                                                         51,050,277

Gaming & Lottery (6.4%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                          42,200
          1,440,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                1,580,400
          2,940,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,248,700
            440,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               466,400
          2,870,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         3,013,500
          1,260,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                            1,335,600
          3,452,086 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                               1,208,230
          2,810,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  2,943,475
          4,213,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 4,581,638
          1,735,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            1,479,088
          4,010,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               4,270,650
          3,330,000 International Game Technology sr. notes 8 3/8s, 2009                                  3,704,625
          4,560,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                         4,195,200
            350,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            387,625
             30,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                        31,800
            910,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              989,625
            330,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           332,015
          5,470,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        5,950,895
            865,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          919,063
          1,270,000 Mikohn Gaming Corp. company guaranty Ser. B, 11 7/8s, 2008                              952,500
          1,370,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               1,369,658
          1,120,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,190,000
          3,650,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           3,905,500
          1,530,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           1,621,800
          4,260,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 4,323,900
          1,865,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            1,986,225
            560,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                       609,000
          4,405,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                4,526,138
          6,550,000 Pennisula Gaming, LLC company guaranty 12 1/4s, 2006                                  6,550,000
            850,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                        733,125
          2,700,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                         2,416,500
          2,450,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          2,566,375
            750,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       819,375
            397,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 369,210
          5,700,000 Venetian Casino Resort, LLC 144A 2nd mtge. 11s, 2010                                  6,013,500
            385,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                             383,075
                                                                                                      -------------
                                                                                                         81,016,610

Health Care (7.5%)
-------------------------------------------------------------------------------------------------------------------
          3,390,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         3,796,800
          1,155,000 ALARIS Medical Systems, Inc. 144A company guaranty 9 3/4s, 2006                       1,178,100
          1,290,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         1,173,900
          7,161,500 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 6,499,061
             65,700 Alderwoods Group, Inc. company guaranty 11s, 2007                                        64,386
          2,385,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   2,468,475
          2,470,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        2,655,250
          1,730,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                   1,790,550
          1,355,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,510,825
          3,500,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    3,605,000
            300,000 Community Health Systems, Inc. bank term loan FRN
                    Ser. B, 3.93s, 2010 (acquired 7/11/02, cost $300,000) (RES)                             298,172
            745,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                        793,425
          2,040,000 Extendicare Health Services, Inc. 144A sr. notes 9 1/2s, 2010                         1,989,000
            164,538 Genesis Health Ventures, Inc. sec. notes FRN 6.806s, 2007                               162,893
          1,550,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                          1,635,250
            140,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              148,400
          2,875,000 HCA, Inc. debs. 7.19s, 2015                                                           2,808,754
          2,210,000 HCA, Inc. notes 8 3/4s, 2010                                                          2,408,408
          2,040,000 HCA, Inc. notes 8.36s, 2024                                                           2,063,050
            165,000 HCA, Inc. notes 7s, 2007                                                                167,753
            930,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        969,833
          5,734,000 Healthsouth Corp. notes 7 5/8s, 2012                                                  4,730,550
          1,245,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              1,101,825
            955,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                                806,975
            880,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          743,600
          1,645,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                     1,784,825
            349,000 Insight Health Services Corp. company guaranty Ser. B, 9 7/8s, 2011                     342,020
          3,620,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,728,600
          3,885,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                  679,875
          1,040,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                              748,800
            612,806 Mariner Health Care, Inc. company guaranty FRN 6.898s, 2009                             600,550
          6,080,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                60,800
          7,800,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                               780
          2,360,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                      2,430,800
         15,935,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                    318,700
          2,360,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  2,548,800
          4,780,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                        5,066,800
          3,495,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                              3,495,000
          1,150,000 Service Corp. International debs. 7 7/8s, 2013                                        1,023,500
            610,000 Service Corp. International notes 7.7s, 2009                                            585,600
            435,000 Service Corp. International notes 6 1/2s, 2008                                          398,025
          4,520,000 Service Corp. International notes 6s, 2005                                            4,316,600
          1,045,000 Service Corp. International 144A notes 7.7s, 2009                                       956,175
          3,230,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         3,553,000
          1,030,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                           927,000
          1,630,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                         1,458,850
            520,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                           473,200
          2,250,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           2,508,750
            989,091 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.38s, 2008
                    (acquired 4/23/01, cost $998,982) (RES)                                                 990,080
          5,075,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           5,455,625
          2,030,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                           1,898,050
          2,920,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                              2,978,400
                                                                                                      -------------
                                                                                                         94,899,440

Homebuilding (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,130,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  2,204,550
            940,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                         958,800
          1,105,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,124,338
          1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              1,064,650
          2,280,000 Del Webb Corp. sr. sub. debs 9 3/8s, 2009                                             2,416,800
          2,030,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         2,192,400
            160,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                            152,800
            380,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                368,600
          2,430,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   2,603,138
            810,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       903,150
          2,040,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   2,091,000
            390,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            405,600
          3,320,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             3,668,600
            170,000 Ryland Group, Inc. sr. sub. notes 9 1/8s, 2011                                          182,750
          1,785,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    1,856,400
            150,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           153,000
            980,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         1,004,500
            130,000 Standard Pacific Corp. sr. notes 8 1/2s, 2009                                           133,250
            210,000 Toll Corp. company guaranty 8 1/8s, 2009                                                214,200
          1,590,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,621,800
            300,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    294,000
          2,550,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   2,282,250
                                                                                                      -------------
                                                                                                         27,896,576

Lodging/Tourism (3.2%)
-------------------------------------------------------------------------------------------------------------------
          6,540,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   6,736,200
            849,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                     840,510
          3,415,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                3,438,905
          3,265,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            3,216,025
          3,645,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    3,654,113
          1,710,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                            1,761,300
          7,300,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                   7,336,500
          3,585,000 ITT Corp. notes 6 3/4s, 2005                                                          3,549,150
          4,520,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                      4,576,500
          2,815,000 Lodgian Financing Corp. company guaranty 12 1/4s,
                    2009 (In default) (NON)                                                               1,555,288
          1,075,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                            989,000
          2,190,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      2,255,700
            525,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes
                    7 7/8s, 2012                                                                            518,438
            745,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes
                    7 3/8s, 2007                                                                            733,825
                                                                                                      -------------
                                                                                                         41,161,454

Metals (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,425,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,457,063
          2,290,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                     2,341,525
          2,755,760 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s,
                    2007 (In default) (NON)                                                                 137,788
          2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    2,702,700
          4,120,000 Doe Run Resources Corp. company guaranty Ser. B, 11 1/4s,
                    2005 (In default) (NON)                                                               1,071,200
            560,000 Doe Run Resources Corp. company guaranty Ser. B(a), 11 1/4s,
                    2005 (In default) (NON)                                                                 179,200
          1,320,000 Doe Run Resources Corp. company guaranty FRN Ser. B,
                    8.119s, 2003 (In default) (NON)                                                         303,600
            710,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                      463,275
          4,020,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (NON)                                                                 402,000
          1,790,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                     1,816,850
            403,000 P&L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                            425,165
          1,950,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                    2,076,750
            165,000 United States Steel, LLC sr. notes 10 3/4s, 2008                                        166,650
          2,240,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             515,200
            187,000 Weirton Steel Corp. sr. notes FRN 10s, 2008                                              22,440
          2,390,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  71,700
          2,040,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,570,800
                                                                                                      -------------
                                                                                                         15,723,906

Publishing (3.4%)
-------------------------------------------------------------------------------------------------------------------
          6,648,000 Affinity Group Holdings sr. notes 11s, 2007                                           6,648,000
          2,700,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,720,250
          1,830,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                          1,836,863
          5,439,774 Hollinger Participation Trust 144A sr. notes 12 1/8s,
                    2010 (Canada) (PIK)                                                                   5,140,586
          2,320,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                    116,000
          2,190,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                       1,894,350
          4,700,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          4,335,750
          2,440,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          2,177,700
          3,360,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  3,158,400
          1,550,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                 852,500
          2,890,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 2,673,250
          2,035,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                              2,129,119
          2,180,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                        2,305,350
          2,870,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                   2,927,400
            725,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                               739,500
          5,202,104 Von Hoffman Press, Inc. debs. zero %, 2009 (PIK)                                      3,017,220
                                                                                                      -------------
                                                                                                         42,672,238

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,095,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 1,185,338
          2,310,000 Sbarro, Inc. company guaranty 11s, 2009                                               2,136,750
          1,480,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              1,620,600
          1,020,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                              1,088,850
          3,600,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               3,780,000
                                                                                                      -------------
                                                                                                          9,811,538

Retail (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,170,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             2,126,600
          2,390,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               2,198,800
          3,950,000 Autonation, Inc. company guaranty 9s, 2008                                            4,147,500
          1,340,000 Gap, Inc. (The) notes 6.9s, 2007                                                      1,313,200
            630,000 JC Penney Company, Inc. debs. 7.95s, 2017                                               522,900
            300,000 JC Penney Company, Inc. debs. 7.65s, 2016                                               259,500
          2,150,000 JC Penney Company, Inc. debs. 7.4s, 2037                                              2,139,250
          3,750,000 JC Penney Company, Inc. 144A notes 9s, 2012                                           3,787,500
          2,000,000 Kmart Corp. med. term notes 9s, 2020 (In default) (NON)                                 440,000
            400,000 Kmart Corp. med. term notes 8.19s, 2003 (In default) (NON)                               88,000
          1,400,000 Kmart Corp. pass-through certificates Ser. 95K4, 9.35s,
                    2020 (In default) (NON)                                                                 504,000
          1,250,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        1,262,500
            885,000 Rite Aid Corp. debs. 6 7/8s, 2013                                                       504,450
          1,920,000 Rite Aid Corp. notes 7 1/8s, 2007                                                     1,286,400
          5,620,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              5,620,000
          2,500,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            2,325,000
          1,790,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                              1,794,475
                                                                                                      -------------
                                                                                                         30,320,075

Technology (2.1%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Fairchild Semiconductor International, Inc. company
                    guaranty 10 3/8s, 2007                                                                  596,400
          4,170,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     4,420,200
            745,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              769,213
            175,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         182,000
            310,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            148,800
          7,250,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           3,480,000
          5,235,000 Micron Technology, Inc. notes 6 1/2s, 2005                                            4,816,200
          1,420,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                1,022,400
          1,108,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                            409,960
          1,570,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                               1,632,800
          1,125,000 Sequa Corp. sr. notes 9s, 2009                                                        1,102,500
          2,580,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            2,528,400
          1,283,746 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                    706,060
            770,000 Xerox Cap Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                   737,275
            170,000 Xerox Corp. notes 5 1/2s, 2003                                                          164,050
            850,000 Xerox Corp. notes Ser. D, 6 1/4s, 2026                                                  828,750
          3,120,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               2,995,200
            170,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 164,050
                                                                                                      -------------
                                                                                                         26,704,258

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                     260,000
          2,825,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          137,719
            960,000 Levi Strauss & Co. notes 7s, 2006                                                       844,800
          2,300,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            2,271,250
EUR         160,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              150,384
         $2,180,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                       2,152,750
          2,115,000 Russell Corp. company guaranty 9 1/4s, 2010                                           2,220,750
          1,070,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                1,075,350
            170,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           35,700
          2,450,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                         2,646,000
                                                                                                      -------------
                                                                                                         11,794,703

Transportation (2.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       156,000
          3,109,209 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                               544,112
          1,665,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                           1,248,750
            111,840 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     55,920
          4,360,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        2,616,000
          1,430,000 Continental Airlines, Inc. pass-through certificates Ser. D,
                    7.568s, 2006                                                                            643,500
          1,720,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1,
                    Class C, 7.779s, 2005                                                                 1,285,865
          1,150,000 Delta Air Lines, Inc. pass-through certificates Ser. C,
                    7.779s, 2012                                                                            862,500
          2,350,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          2,567,375
          1,520,000 Kansas City Southern Railway Co. company guaranty
                    7 1/2s, 2009                                                                          1,584,600
          2,495,826 Motor Coach Industries bank term loan FRN Ser. B,
                    5.659s, 2006 (acquired various dates from 6/13/01 to 9/6/01,
                    cost $2,033,498) (RES)                                                                2,158,889
          1,915,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    1,857,550
          2,990,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               2,526,550
            470,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   368,950
          2,640,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                1,689,600
          4,090,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       2,494,900
          3,000,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                             3,090,000
            780,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  499,200
            900,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          954,000
            233,000 United AirLines, Inc. debs. 9 1/8s, 2012                                                 23,300
          2,540,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s,
                    2013 (In default) (NON)                                                               1,270,000
                                                                                                      -------------
                                                                                                         28,497,561

Utilities & Power (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  975,975
          1,670,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                  751,500
          5,975,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                         2,629,000
          1,840,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   874,000
            540,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    240,300
          2,090,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                    924,825
          4,225,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  1,911,813
          1,133,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    492,855
          5,430,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 4,696,950
          1,400,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,190,000
          1,415,000 Consumers Energy bank term loan FRN 6.32s, 2004
                    (acquired 9/17/02, cost $1,358,400) (RES)                                             1,367,244
          1,720,000 Edison Mission Energy sr. notes 10s, 2008                                               774,000
          1,550,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                            697,500
          4,203,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                  4,329,090
          1,070,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     235,400
                231 Northeast Utilities notes Ser. A, 8.58s, 2006                                               255
          1,700,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)             1,649,000
          3,970,000 Southern California Edison Co. notes 8.95s, 2003                                      3,950,150
            445,000 Southern California Edison Co. notes 6 3/8s, 2006                                       404,950
          3,560,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                 1,780,000
          1,312,028 TNP Enterprises, Inc. bank term loan FRN 4.131s, 2005
                    (acquired 4/4/00, cost $1,312,028) (RES)                                              1,295,627
          3,060,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                        3,060,000
          2,490,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                        2,241,000
            540,000 Williams Companies, Inc. (The) FRN Ser. A, 6 3/4s, 2006                                 367,200
          9,489,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands) (In default) (NON)                                                   8,540,100
                                                                                                      -------------
                                                                                                         45,378,734
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $1,371,168,387)                            $1,096,081,896

PREFERRED STOCKS (4.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              6,221 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                       $62
            135,718 Avecia Group PLC $4.00 pfd. (acquired various dates from
                    6/24/99 to 8/13/02, cost $3,254,501) (United Kingdom) (RES) (PIK)                     2,578,642
            176,025 California Federal Preferred Capital Corp. Ser. A, $2.281 pfd.                        4,676,984
            101,250 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                         5,685,188
             13,020 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               356,748
          1,110,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                        1,276,500
            154,967 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                         13,482,129
             13,159 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                         263,186
              5,111 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           28,111
            232,990 Diva Systems Corp. Ser. C, 6.00% cum. pfd.
                    (acquired 1/26/00, cost $1,164,950) (RES)                                                 2,330
            538,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                                               5,380
            109,200 Doane Pet Care Co. $7.125 pfd.                                                        3,276,000
              4,975 Dobson Communications Corp. 12.25% pfd. (PIK)                                         2,437,539
              3,050 First Republic Capital Corp. 144A 10.50% pfd.                                         3,202,500
              2,159 Granite Broadcasting Corp. 12.75% cum. pfd.                                           1,144,270
                527 Leiner Health Products Ser. C, zero % pfd.                                                    1
                788 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                              734,809
              6,715 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                5,774,900
             34,005 North Atlantic Trading Co. 12.00% pfd. (PIK)                                            629,093
                824 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    4,449,600
                  2 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                            700
              3,700 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                  122,100
              6,131 Rural Cellular Corp. 12.25% pfd. (PIK)                                                1,348,818
                                                                                                      -------------
                    Total Preferred Stocks (cost $78,553,327)                                           $51,475,590

COMMON STOCKS (2.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             10,182 Alderwoods Group, Inc. (NON)                                                            $43,783
          4,279,000 AMRESCO Capital Trust, Inc. (R)                                                         316,646
            389,412 Arch Wireless, Inc. (NON)                                                                    39
            127,694 Aurora Foods, Inc. (NON)                                                                 79,170
              4,886 Call-Net Enterprises, Inc. Class B (Canada) (NON)                                         1,857
          1,036,363 Capstar Broadcasting 144A                                                             1,720,363
              1,944 Comdisco Holding Co., Inc. (NON)                                                        136,080
         10,381,424 Contifinancial Corp. Liquidating Trust Units (NON)                                      389,303
             37,500 Contour Energy Co. (NON)                                                                    188
             72,356 Covad Communications Group, Inc. 144A (NON)                                              96,957
              5,055 Delta Funding Residual Exchange Co., LLC (NON)                                          983,198
              5,055 Delta Funding Residual Management, Inc. (NON)                                                51
             56,520 Doskocil Manufacturing Co., Inc.                                                        206,298
              5,929 FLAG Telecom Holdings, Ltd. (Bermuda) (NON)                                              37,053
             29,523 Genesis Health Ventures, Inc. (NON)                                                     516,948
             79,472 Globix Corp.                                                                             99,340
            530,000 Loewen Group International, Inc.                                                             53
             79,021 Mariner Health Care, Inc. (NON)                                                         592,658
          4,100,000 Morrison Knudsen Corp.                                                                  164,000
            356,733 Pioneer Cos., Inc. (NON)                                                                713,466
              1,730 Premium Holdings (LP) 144A                                                               36,323
              7,072 PSF Group Holdings, Inc. 144A Class A (NON) (AFF)                                    12,375,755
                798 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $796,385) (RES)                                                 173,981
              1,199 RCN Corp. (NON)                                                                             827
            387,638 Regal Entertainment Group 144A                                                        7,884,557
            458,377 Safety Components International, Inc. (NON) (AFF)                                     3,162,801
             18,495 Vast Solutions, Inc. Class B1 (NON)                                                       9,248
             18,495 Vast Solutions, Inc. Class B2 (NON)                                                       9,248
             18,495 Vast Solutions, Inc. Class B3 (NON)                                                       9,248
              7,995 Washington Group International, Inc. (NON)                                              107,533
             17,000 Wayland Investment Fund II (acquired 2/02/01, cost $1,700,000) (RES)                  2,295,000
                                                                                                      -------------
                    Total Common Stocks (cost $72,995,081)                                              $32,161,972

FOREIGN GOVERNMENT BONDS AND NOTES (2.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $888,266 Argentina (Republic of) unsub. Ser. 2018, 2.89s, 2018 (In default) (NON)               $177,653
          3,733,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                        4,040,973
          1,210,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            1,208,790
EUR         320,000 Colombia (Republic of) notes Ser. E MTN, 11 1/2s, 2011                                  302,677
           $175,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              168,700
EUR         510,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                             491,775
           $460,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        261,050
          3,215,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 6s
                    (7s, 8/15/03), 2030 (STP)                                                             1,411,385
            195,000 El Salvador (Republic of) 144A bonds 7 3/4s, 2023                                       192,416
            240,000 Malaysia (Government of) bonds 7 1/2s, 2011                                             268,920
          1,131,900 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                             846,095
            660,000 Peru (Republic of) notes 9 1/8s, 2008                                                   654,060
          9,735,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         7,632,240
          2,500,000 South Africa (Republic of) notes 7 3/8s, 2012                                         2,650,000
          2,580,000 United Mexican States bonds 11 3/8s, 2016                                             3,351,420
          2,460,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      2,531,340
            460,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              327,750
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $24,041,343)                         $26,517,244

CONVERTIBLE BONDS AND NOTES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,105,000 American Tower Corp. cv. notes 5s, 2010                                              $2,014,369
          3,870,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  3,879,675
            474,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    403,493
          2,165,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                1,577,744
          1,250,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                   1,134,375
          1,575,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                             1,110,375
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $9,297,790)                                 $10,120,031

CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,428 Anker Coal Group, Inc. 14.25% cv. pfd.                                                   $7,140
            360,673 Earthwatch, Inc. 144A Ser. C, 8.50% cv. pfd. (PIK)                                      360,673
                249 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       27,390
             12,800 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd.
                    (Bermuda) (In default) (NON)                                                                128
              4,254 Hercules Trust II 6.50% units cum. cv. pfd.                                           2,297,160
              6,490 Interact Electronic Marketing, Inc. 14.00% cum. cv.
                    pfd. (In default) (NON)                                                                      65
             40,800 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                         5,100
                606 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 2,424,000
             46,125 Penisula Gaming Partners 144A $7.14 cv. pfd.                                            276,751
             60,914 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            60,914
              3,060 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                               3,060
              8,740 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       2,185
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $15,871,386)                                $5,464,566

BRADY BONDS (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,525,000 Argentina (Republic of) govt. guaranty Ser. L-GP, 6s,
                    2023 (In default) (NON)                                                                $699,670
            750,000 Central Bank of Nigeria bonds Ser. WW, 6 1/4s, 2020                                     500,599
            660,000 Peru (Republic of) coll. FLIRB 4s, 2017                                                 450,450
            340,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4s, 2017                                      232,050
          3,928,500 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                               3,246,120
                                                                                                      -------------
                    Total Brady Bonds (cost $5,183,532)                                                  $5,128,889

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
         19,680,000 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                 $1,968
          1,110,000 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                         1,198,800
          7,555,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 2,266,500
             44,189 XCL, Ltd. 144A units cum. cv. pfd. 9.5s, 2006 (In default) (NON) (PIK)                   11,047
                                                                                                      -------------
                    Total Units (cost $33,278,169)                                                       $3,478,315

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                256 Anker Coal Group, Inc. 144A                                           10/28/09               $3
              4,500 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                45
              4,190 Dayton Superior Corp.                                                 6/15/09             4,190
             75,583 Delta Financial Corp. (Canada)                                        12/21/10              756
              9,175 Diva Systems Corp.                                                    5/15/06                92
             37,346 Diva Systems Corp. 144A                                               3/1/08                372
                  1 Globix Corp. Class B                                                  6/30/10                 1
              4,790 Horizon PCS, Inc.                                                     10/1/10                 5
              7,160 Insilco Holding Co.                                                   8/15/08                72
              6,490 Interact Systems, Inc.                                                8/1/03                  6
              6,490 Interact Systems, Inc. 144A                                           12/15/09               65
              4,430 iPCS, Inc. 144A                                                       7/15/10             1,108
              2,660 IWO Holdings, Inc.                                                    1/15/11               665
              2,582 Leap Wireless International, Inc. 144A                                4/15/10                26
              3,025 Metronet Communications 144A                                          8/15/07                30
              1,720 Mikohn Gaming Corp. 144A                                              8/15/08             1,720
              1,840 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 2
              8,890 Orion Network Systems                                                 1/15/07                89
             12,800 Paxson Communications Corp. 144A                                      6/30/03                13
              1,860 Pliant Corp. 144A                                                     6/1/10              9,300
              2,255 R.A.B. Holdings, Inc.                                                 4/30/10                23
              1,460 Solutia, Inc. 144A                                                    7/15/09                 1
              2,700 Travel Centers of America, Inc. 144A                                  5/1/09             27,000
              7,630 Ubiquitel, Inc. 144A                                                  4/15/10                 1
            835,000 United Mexican States Ser. B (Mexico)                                 6/30/04             2,505
            835,000 United Mexican States Ser. C (Mexico)                                 6/30/05               251
            835,000 United Mexican States Ser. D (Mexico)                                 6/30/06               251
            835,000 United Mexican States Ser. E (Mexico)                                 6/30/07               251
              7,320 Veraldo Holdings, Inc. 144A                                           4/15/08                73
                150 Versatel Telecom NV (Netherlands)                                     5/15/08                75
              4,935 Washington Group International, Inc. Ser. A                           1/25/06             3,701
              5,640 Washington Group International, Inc. Ser. B                           1/25/06             2,820
              3,048 Washington Group International, Inc. Ser. C                           1/25/06             1,524
              5,020 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
            125,000 ZSC Specialty Chemicals PLC 144A
                    (United Kingdom)                                                      6/30/11           203,125
            125,000 ZSC Specialty Chemicals PLC 144A
                    (United Kingdom)                                                      6/30/11            78,125
                                                                                                      -------------
                    Total Warrants (cost $7,617,192)                                                       $338,287

SHORT-TERM INVESTMENTS (1.1%) (a)
PRINCIPAL AMOUNT/SHAVALUE
-------------------------------------------------------------------------------------------------------------------
           $100,000 U.S. Treasury Bill zero %, December 12, 2002(SEG)                                       $99,945
              1,080 Short-term investments held as collateral for loaned securities with yields ranging from 1.19% to 1.99%
                    and due dates ranging from December 2, 2002 to
                    January 17, 2003 (d)                                                                        798
         13,934,799 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.80%
                    and due dates ranging from December 2, 2002
                    to January 22, 2003 (d)                                                              13,934,799
                                                                                                      -------------
                    Total Short-Term Investments (cost $14,035,542)                                     $14,035,542
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,632,041,749)                                          $1,244,802,332
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,270,896,604.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $44,608,549 or 3.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contract to Sell Outstanding at November 30, 2002

                            Market       Aggregate    Delivery     Unrealized
                            Value       Face Value      Date      Appreciation
------------------------------------------------------------------------------
Euro                      $571,569        $579,126    12/18/02          $7,557
------------------------------------------------------------------------------
Future Contract Outstanding at November 30, 2002

                                         Aggregate   Expiration    Unrealized
                      Market Value      Face Value      Date      Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
5yr (Long)                $110,453        $111,403     Mar-03            $(950)
------------------------------------------------------------------------------
Swap Contract Outstanding at November 30, 2002

                                          Notional   Termination   Unrealized
                                            Amount      Date      Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                                 $34,900,000    10/31/05      $3,669,843
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $1,079 of securities on loan
(identified cost $1,632,041,749) (Note 1)                                    $1,244,802,332
-------------------------------------------------------------------------------------------
Cash                                                                              2,202,734
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        29,377,952
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,058,394
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,643,402
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                                281
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       3,669,843
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                               7,557
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                             4,659
-------------------------------------------------------------------------------------------
Total assets                                                                  1,291,767,154

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 14,720,704
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,176,360
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,945,576
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          121,815
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       134,263
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,389
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              607,613
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                      798
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              161,032
-------------------------------------------------------------------------------------------
Total liabilities                                                                20,870,550
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,270,896,604

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,800,810,981
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (16,120,064)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (1,130,231,207)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (383,563,106)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,270,896,604

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($462,585,598 divided by 89,491,055 shares)                                           $5.17
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $5.17)*                                $5.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($258,112,684 divided by 50,434,695 shares)**                                         $5.12
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($534,636,314 divided by 103,295,644 shares)                                          $5.18
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $5.18)*                                $5.35
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($15,562,008 divided by 2,974,596 shares)                                             $5.23
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $149,774,697
-------------------------------------------------------------------------------------------
Dividends                                                                        12,901,367
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,805
-------------------------------------------------------------------------------------------
Total investment income                                                         162,678,869

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,861,105
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,492,823
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    56,758
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,228
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,256,924
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,139,041
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,002,310
-------------------------------------------------------------------------------------------
Other                                                                               764,443
-------------------------------------------------------------------------------------------
Total expenses                                                                   18,597,632
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (127,334)
-------------------------------------------------------------------------------------------
Net expenses                                                                     18,470,298
-------------------------------------------------------------------------------------------
Net investment income                                                           144,208,571
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (301,135,056)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     556,512
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          15,144
-------------------------------------------------------------------------------------------
Net realized gain on swaps (Note 1)                                                 177,790
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                            8,216
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
and swap contracts during the year                                              133,698,069
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (166,679,325)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(22,470,754)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended November 30
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $144,208,571          $187,618,290
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (300,385,610)         (258,041,739)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                      133,706,285           134,604,462
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            (22,470,754)           64,181,013
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (53,227,954)          (68,658,820)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (31,292,702)          (47,066,526)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (62,513,216)          (77,556,043)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,731,707)           (1,270,686)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                             (3,038,726)           (3,413,059)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,786,466)           (2,339,697)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (3,568,811)           (3,855,344)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                (98,861)              (63,166)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (192,714,951)          134,145,561
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (372,444,148)           (5,896,767)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,643,340,752         1,649,237,519
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $16,120,064 and $14,703,666, respectively)               $1,270,896,604        $1,643,340,752
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.84        $6.30        $7.72        $8.35        $9.96
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .56          .68          .81          .80          .95
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)        (.40)       (1.41)        (.57)       (1.61)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.06)         .28         (.60)         .23         (.66)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.58)        (.71)        (.82)        (.83)        (.95)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)        (.03)          --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.61)        (.74)        (.82)        (.86)        (.95)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.17        $5.84        $6.30        $7.72        $8.35
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.93)        4.46        (8.69)        2.89        (7.39)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $462,586     $561,101     $625,449     $956,094   $1,261,785
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.03         1.00          .95          .95          .92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.35        11.01        10.96         9.99         9.81
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.35        81.23        68.37        49.29        89.53
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.79        $6.27        $7.68        $8.32        $9.92
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .52          .63          .75          .74          .87
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)        (.42)       (1.39)        (.58)       (1.59)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.10)         .21         (.64)         .16         (.72)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.54)        (.66)        (.77)        (.77)        (.88)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)        (.03)          --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.57)        (.69)        (.77)        (.80)        (.88)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.12        $5.79        $6.27        $7.68        $8.32
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.71)        3.35        (9.29)        1.98        (7.99)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $258,113     $372,989     $482,280     $791,036   $1,052,251
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.78         1.75         1.70         1.70         1.67
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               9.58        10.27        10.20         9.24         9.06
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.35        81.23        68.37        49.29        89.53
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.85        $6.29        $7.71        $8.34        $9.95
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .55          .67          .79          .79          .92
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)        (.38)       (1.40)        (.57)       (1.61)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.07)         .29         (.61)         .22         (.69)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.57)        (.70)        (.81)        (.82)        (.92)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)        (.03)          --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.60)        (.73)        (.81)        (.85)        (.92)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.18        $5.85        $6.29        $7.71        $8.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.15)        4.59        (8.92)        2.66        (7.64)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $534,636     $693,973     $534,387     $826,257     $949,346
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.28         1.25         1.20         1.20         1.17
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.10        10.75        10.71         9.72         9.56
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.35        81.23        68.37        49.29        89.53
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Dec. 31, 1998+
operating performance                       Year ended November 30          to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.88        $6.32        $7.72        $8.19
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .59          .68          .84          .74
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)        (.37)       (1.40)        (.41)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.03)         .31         (.56)         .33
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.59)        (.72)        (.84)        (.77)
----------------------------------------------------------------------------------------
From return of capital                  (.03)        (.03)          --         (.03)
----------------------------------------------------------------------------------------
Total distributions                     (.62)        (.75)        (.84)        (.80)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.23        $5.88        $6.32        $7.72
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.36)        4.97        (8.20)        4.15*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,562      $15,278       $7,122       $9,090
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78          .75          .70          .64*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.60        11.33        11.30         9.54*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.35        81.23        68.37        49.29
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2002, the value of securities loaned amounted to $1,079. The fund received cash collateral of $798 which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $1,125,720,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $34,076,000    November 30, 2003
   299,612,000    November 30, 2007
   217,396,000    November 30, 2008
   265,228,000    November 30, 2009
   309,408,000    November 30, 2010

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, both unrealized and realized gains and losses on certain futures contracts and interest on payment-in-kind securities. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $3,140,610 to decrease distributions in excess of net investment income and $16,481,500 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $13,340,890.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                             $47,927,627
Unrealized depreciation                            (444,073,052)
                                           --------------------
Net unrealized depreciation                        (396,145,425)
Undistributed ordinary income                                --
Capital loss carryforward                        (1,125,720,240)
Post October loss                                            --

Cost for federal income
tax purposes                                     $1,640,947,757


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $127,334 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,975 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $30,063 and $403 from the sale of class A and class M shares, respectively, and received $453,420 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $214 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $840,423,005 and $1,042,293,271, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,950,525         $91,521,096
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                 6,659,050          36,085,304
---------------------------------------------------------------------------
                                            23,609,575         127,606,400

Shares repurchased                         (30,242,801)       (164,742,461)
---------------------------------------------------------------------------
Net decrease                                (6,633,226)       $(37,136,061)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,883,094        $116,753,928
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                 7,344,817          45,201,851
---------------------------------------------------------------------------
                                            26,227,911         161,955,779

Shares repurchased                         (29,358,955)       (181,649,360)
---------------------------------------------------------------------------
Net decrease                                (3,131,044)       $(19,693,581)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,330,456         $13,003,095
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                 3,145,330          16,686,072
---------------------------------------------------------------------------
                                             5,475,786          29,689,167

Shares repurchased                         (19,433,779)       (104,521,662)
---------------------------------------------------------------------------
Net decrease                               (13,957,993)       $(74,832,495)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,231,166         $26,317,641
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                 3,956,240          24,219,346
---------------------------------------------------------------------------
                                             8,187,406          50,536,987

Shares repurchased                         (20,772,006)       (126,697,658)
---------------------------------------------------------------------------
Net decrease                               (12,584,600)       $(76,160,671)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,647,781        $119,525,107
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                   261,861           1,425,379
---------------------------------------------------------------------------
                                            22,909,642         120,950,486

Shares repurchased                         (38,248,542)       (203,987,244)
---------------------------------------------------------------------------
Net decrease                               (15,338,900)       $(83,036,758)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 53,234,753        $342,351,836
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                   324,563           2,000,885
---------------------------------------------------------------------------
                                            53,559,316         344,352,721

Shares repurchased                         (19,854,528)       (123,503,651)
---------------------------------------------------------------------------
Net increase                                33,704,788        $220,849,070
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,235,425          $6,900,480
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                   333,612           1,830,568
---------------------------------------------------------------------------
                                             1,569,037           8,731,048

Shares repurchased                          (1,190,896)         (6,440,685)
---------------------------------------------------------------------------
Net increase                                   378,141          $2,290,363
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,038,587         $12,693,263
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of dividends                                   215,294           1,316,358
---------------------------------------------------------------------------
                                             2,253,881          14,009,621

Shares repurchased                            (784,018)         (4,858,878)
---------------------------------------------------------------------------
Net increase                                 1,469,863          $9,150,743
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:


Name of                        Purchase      Sales     Dividend      Market
Affiliates                         Cost       Cost       Income      Value
---------------------------------------------------------------------------
PSF Holdings Inc. 144A Class A     $--         $--        $--   $12,375,755
Safety Components Intl, Inc.        --          --         --     3,162,801
---------------------------------------------------------------------------
Totals                             $--         $--        $--   $15,538,566
---------------------------------------------------------------------------

Market values are shown for these securities affiliated at period end.


Note 6
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 5.41% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended November 30, 2002, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Stephen C. Peacher                 Since 2002                    Managing Director of Putnam Management
(6/15/64), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Stephen C. Peacher
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN032-84093  060/327/702  1/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Annual Report dated 11/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/02

                                                                        NAV

1 year                                                                -0.36%
5 years                                                               -8.31
Annual average                                                        -1.72
10 years                                                              56.45
Annual average                                                         4.58
Life of fund (since class A inception, 3/25/86)                      199.78
Annual average                                                         6.80

Share value:                                                            NAV

11/30/01                                                              $5.88
11/30/02                                                              $5.23

----------------------------------------------------------------------------

Distributions:  No.     Income   Capital gains   Return of Capital     Total
                12      $0.590         --           $0.034            $0.624
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.